Exhibit 4.1

DEMANDWARE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 24802Y 10 5

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, PER SHARE, OF

DEMANDWARE, INC.

transferable only on the books of the Corporation by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-laws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC

(NEW YORK, N Y. .)

TRANSFER AGENT AND REGISTRAR BY

AUTHORIZED SIGNATURE

ABnote North America

711 ARMSTRONG LANE PROOF OF: NOVEMBER 10, 2011

COLUMBIA, TENNESSEE 38401 DEMANDWARE, INC. (931) 388-3003 WO 4579 FC

SALES: HOLLY GRONER 931-490-7660 OPERATOR: JH/tg REV. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: Colors Selected for Printing INTAGLIO PRINTS IN SC-7 DARK BLUE.

:COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

DEMANDWARE, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS MAY BE AMENDED FROM TIME TO TIME, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed: Medallion Guarantee Stamp

By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.